Exhibit 99.1

GREENLINK INTERNATIONAL INC.

August 22, 2018

OTC: WSHE	For Immediate Release

GREENLINK INTERNATIONAL INC. ANNOUNCES THE CORPORATION’S CONVERSION

OF A CONVERTIBLE NOTE OF $1,038,125 TO 51,906,250 COMMON SHARES OF CORPORATION

AT A PRICE OF $0.02 PER COMMON SHARE.

Tacoma, Washington – GreenLink International Inc. (“GreenLink” or the “Corporation”) previously E-Debit Global Corporation, secured advances via a Promissory Note with an effective Date of October 1, 2017 in the amount of $350,0000 (attached as Exhibit 1) and a Promissory Note with an Effective Date of January 1, 2018 (attached as Exhibit 2) from Paul M. Donion, PLLC Trust (an unrelated third party investor) (‘Investor”) to finance the purchase of Assets of AGH WA, LLC and to support related administrative costs associated to the Corporation.

On August 1, 2018 the Corporation authorized (attached as Exhibit 3) the granting of Convertible Promissory Note (attached as Exhibit 4) with the option to convert all or any part of the outstanding and unpaid principal amount of the Notes into fully paid and non-assessable shares of Green Link International Inc. to the Investor or entities nominated by the Investor. The issue of the Convertible Promissory Note totals $1,038,125.

On August 10, 2018 the Investor supplied the Corporation Notice of Conversion related to the Convertible Promissory Note (attached as Exhibit 5) totaling 51,906,250 common shares of the Corporation at the conversion price of $0.02 per share. On August 13, 2018 the Corporation approved the acceptance of the Notice of Conversion (attached as Exhibit 6).

About GreenLink International Inc.

GreenLink International Inc. (WSHE) historically conducted its business activities as a financial holding company centered primarily within the “non-conventional financial services industry” or business related activities which would be normally associated registered chartered banks or bank affiliated financial institutions but are privately owned and operated.

The Corporation since March 2017 has focused on being a major provider of Technology, Goods, Services, Capitalization, Management Service, Equipment Rentals and Property Leases to the authorized and licensed medical and recreational marijuana Industry centered in the State of Washington expanding into other jurisdictions which have licensed and regulated medical and/or recreational marijuana industries throughout the United States and Canada.

Financial Profile:

•	Capitalization: Unlimited COMMON SHARES WITH $.001 par value
•	SHARES ISSUED: Common – 1,039,799,123
•	OTC: Trading symbol – “WSHE”
•	Transfer Agent: Mountain Share Transfer, LLC
o	2030 Powers Ferry Road SE
o	Atlanta, Georgia 30339
o	Tel: 303-460-1149

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DISCLAIMER

Forward Looking Statements

This announcement contains "forward-looking statements" which are not purely historical and may include statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the development, costs and results of new business opportunities and words such as "anticipate", "seek", intend", "believe", "estimate", "expect", "project", “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions or phrases may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new projects, the future U.S. and global economies, the impact of competition, and the Company's reliance on existing regulations regarding the use and development of cannabis-based products. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the opportunities within its current and/or future business operations and other assets and execute on its strategy to develop and issue new and enhanced products and services and increase the Company’s revenues from such products and services.

For further information, please contact

GREENLINK INTERNATIONAL INC.

e-mail: info@edebitglobal.com

Telephone: 833-587-4669

https://greenlinkholdings.com/

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Exhibit 1

PROMISSORY NOTE

Payable by:	E-DEBIT GLOBAL CORPORATION	Amount:
	("Note Issuer")	$350,000 (USD)

Owing to:	PAUL M. DONION, PLLC TRUST ACCOUNT	Date Effective: October 1, 2017
("Holder")

WHEREAS Note Issuer, a body corporate incorporated pursuant to the laws of Colorado (and which also carries on business in the State of Washington) wishes to borrow funds to finance purchase of Assets of AGH WA, LLC and related administrative costs by it or one of its subsidiaries;

FOR VALUE RECEIVED Note Issuer hereby promises to pay to Holder (or to the order of Holder) at the Holder's head office located in the City of Tacoma, Washington a sum equal to $350,000 US Dollars (the "Principal Amount"), together with interest on the amount outstanding from and after the date hereof and interest on overdue and unpaid interest, before and after demand and before and after judgment, at the Prime Rate.

The interest shall be waived for a period of 12 months from the issuance date of the Note.

After the waived interest period interest shall be payable on the first day of each month (calculated on the remaining outstanding amount of the principal). All unpaid interest shall be compounded monthly. The Principal Amount and accrued interest are payable on demand by Holder to Note Issuer (upon provision of a six month notice period by Holder to Note Issuer). In this Promissory Note, "Prime Rate" means the prime lending rate, expressed as a rate per annum, which Wells Fargo & Company, or its successor, (the "Bank") at any time and from time to time establishes as a reference rate for determining interest rates on US dollar loans to the Bank's commercial customers in the United States and designated/quoted as such Bank's "prime rate".

As this is "demand" note, the Principal Amount (including any previously unpaid and capitalized interest) shall be payable on the date set in a written demand by Holder delivered to Note Issuer (such demand may be made at any time and may require immediate payment on or before the notice period outlined above or may specify a future date, for payment). For greater certainty Note Issuer acknowledges and agrees with Holder that provision of such written demand is a condition of Note Issuer's obligation to make payment to Holder and that any applicable statute of limitations to Holder's right to enforce the payment obligation of Note Issuer evidenced by this Promissory Note shall not start to run until the date specified for payment in such written demand.

The undersigned shall have the right and privilege to repay the whole or any part of the Principal Amount owing hereunder at any time. The Note Issuer and each party liable hereon hereby waives presentment, notice of dishonour, protest and notice of protest of this Promissory Note.

DATED in Calgary, Alberta effective the 1st day of October 2017.

/s/ Douglas N. Mac Donald

Douglas N. Mac Donald, President & CEO
E-Debit Global Corporation Inc.

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Exhibit 2

PROMISSORY NOTE

Payable by:	E-DEBIT GLOBAL CORPORATION	Amount:
	("Note Issuer")	$685,000 (USD)

Owing to:	PAUL M. DONION, PLLC TRUST ACCOUNT	Date Effective: January 1, 2018
("Holder")

WHEREAS Note Issuer, a body corporate incorporated pursuant to the laws of Colorado (and which also carries on business in the State of Washington) wishes to borrow funds to finance purchase of Assets of AGH WA, LLC and related administrative costs by it or one of its subsidiaries;

FOR VALUE RECEIVED Note Issuer hereby promises to pay to Holder (or to the order of Holder) at the Holder's head office located in the City of Tacoma, Washington a sum equal to $685,000 US Dollars (the "Principal Amount"), together with interest on the amount outstanding from and after the date hereof and interest on overdue and unpaid interest, before and after demand and before and after judgment, at the Prime Rate.

The interest shall be waived for a period of 12 months from the issuance date of the Note.

After the waived interest period interest shall be payable on the first day of each month (calculated on the remaining outstanding amount of the principal). All unpaid interest shall be compounded monthly. The Principal Amount and accrued interest are payable on demand by Holder to Note Issuer (upon provision of a six month notice period by Holder to Note Issuer). In this Promissory Note, "Prime Rate" means the prime lending rate, expressed as a rate per annum, which Wells Fargo & Company, or its successor, (the "Bank") at any time and from time to time establishes as a reference rate for determining interest rates on US dollar loans to the Bank's commercial customers in the United States and designated/quoted as such Bank's "prime rate".

As this is "demand" note, the Principal Amount (including any previously unpaid and capitalized interest) shall be payable on the date set in a written demand by Holder delivered to Note Issuer (such demand may be made at any time and may require immediate payment on or before the notice period outlined above or may specify a future date, for payment). For greater certainty Note Issuer acknowledges and agrees with Holder that provision of such written demand is a condition of Note Issuer's obligation to make payment to Holder and that any applicable statute of limitations to Holder's right to enforce the payment obligation of Note Issuer evidenced by this Promissory Note shall not start to run until the date specified for payment in such written demand.

The undersigned shall have the right and privilege to repay the whole or any part of the Principal Amount owing hereunder at any time. The Note Issuer and each party liable hereon hereby waives presentment, notice of dishonour, protest and notice of protest of this Promissory Note.

DATED in Calgary, Alberta effective the 1st day of January 2018.

/s/ Douglas N. Mac Donald

Douglas N. Mac Donald, President & CEO
E-Debit Global Corporation Inc.

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Exhibit 3

GREEN LINK INTERNATIONAL INC.

ACTION BY WRITTEN CONSENT OF THE BOARD OF

DIRECTORS OF GREEN LINK INTERNATIONAL INC.

The undersigned, constituting the Board of Directors of GREEN LINK INTERNATIONAL Inc., a Colorado Corporation, (the "Company" arid/or "Green Link") does hereby consent to, approve and adopt the following resolutions:

WHEREAS, the Board of Directors believes it is in the best interest of the shareholders of the Company to exchange a Promissory Note with an Effective Date of October 1, 2017 in the Amount of $350,000 (Exhibit 1) and a Promissory Note with an Effective Date of January 1, 2017 in the Amount of $685,000 (Exhibit 2) with the Law Offices of Paul M. Donion, PLLC Trust Account to be replaced by a Convertible Promissory Note with the option to convert all of any part of the outstanding and unpaid principal amount of the Notes into fully paid and non-assessable shares of Green Link International Inc. (attached as Exhibit 3).

WHEREAS, the proceeds of the Notes (Exhibit 1 and Exhibit 2) were utilized to finance the purchase of Assets of AGH WA, LLC and related administrative costs by it or one of its subsidiaries.

RESOLVED, the Board of Directors approves the issuance of a Convertible Promissory Note to be issued on August 1, 2018 for the amount of One Million, Thirty-eight Thousand and One Hundred and Twenty-five ($1,038,125) dollar in replacement of the previously issued Promissory Notes, identified as Exhibit 1 and Exhibit 2.

RESOLVED, the Board of Directors authorizes the Management of the Company to enact and comply with any of the provisions set out in the Convertible Promissory Note identified as Exhibit 3 and further authorizes the Company's transfer agent to take any action necessary to affect any of the actions set out in the Convertible Promissory Noted identified as Exhibit 3.

RESOLVED, this resolution is to be entered into the records of the company.

Dated: August 1,2018

/s/ Douglas Mac Donald	/s/ Jacob George
Douglas Mac Donald (Director)	Jacob George (Director)

/s/ Judy Campbell	/s/Brendan McKenna
Judy Campbell (Director)	Brendan McKenna (Director)

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Exhibit 4

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER/S), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $1,038,125 USD	Issue Date: August 1, 2018

CONVERTIBLE PROMISSORY NOTE

GREEN LINK INTERNATIONAL INC. (formally E-Debit Global Corporation) having entered into Promissory Notes effective on October 1, 2017 for the sum of Three Hundred and Fifty Thousand Dollars ($350,000.00) and January 1, 2018 for the sum of Six Hundred and Eighty-Five Thousand Dollars ($685,000.00) with the Law Offices of Paul M. Donion, PLLC Trust Account to effect the financing of Assets held by AGH WA, LLC and related administrative costs wishes to cancel the aforementioned Promissory Notes to be replaced by a Promissory Note with the option to convert all or any part of the outstanding and unpaid principal amount of the Notes into fully paid and non-assessable shares of the Borrower's Common Stock. (Copies of the aforementioned Promissory Notes are attached as Exhibit 1 and 2)

NOW THEREFORE FOR VALUE RECEIVED, GREEN LINK INTERNATIONAL INC. a Colorado corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of the Law Offices of Paul M. Donion, PLLC Trust Account, a State of Washington, USA law firm having its business office located at Suite 600, 1201 Pacific Avenue, Tacoma, WA 98402, or his registered assigns within the trust (the "Holder/s") the sum of One Million, Thirty-eight Thousand and One Hundred and Twenty-Five ($1,038,125.00) Dollars on July 1, 2021 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the prime interest rate expressed as a rate per annum, which Wells Fargo & Company, or its successor, (the "Bank") at any time from time to time establishes a a reference rate for determining interest rates on US dollar loans to the Bank's commercial customers in the United States and designated/quoted as such Bank's "prime rate".

Interest shall commence accruing one year after the Issue Date (for more certainty June 1, 2019), shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due hereunder (to the extent not converted into common stock, $0.001 par value per share (the "Common Stock") in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder/s shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of Golden, Colorado are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning amount of this Note to be converted in such conversion plus (2) at the Borrower's option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, provided, however, that the Company shall have the right to pay any or all interest in cash plus (3) at the Borrower's option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder/s's option, any amounts owed to the Holder/s pursuant to Sections 1.3 and 1.4(g) hereof.

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1.2 Conversion Price.

(a)                        Calculation of Conversion Price. The Conversion Price shall be the Fixed Conversion Price (as defined herein) (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower's securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The "Fixed Conversion Price" shall mean the Applicable Percentage (as defined herein) multiplied by the Market Price (as defined herein). "Market Price" means the average of the Closing Trading Prices (as defined below) for the Common Stock from the date of the original Promissory Note (attached as Exhibit 1) to the date of conversion. Trading Day is the period ending one Trading Day prior to the Effective Date of the Promissory Note Effective the 1st day of October 2017 (attached as Exhibit 1). "Trading Price" means, for any security as of any date, the closing bid price of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc. as reported by a reliable reporting service ("Reporting Service") mutually acceptable to Borrower and Holder/s and hereafter designated by Holder/s of a majority in interest of the Notes and the Borrower. "Trading Day" shall mean any day on which the Common Stock closing bid price of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc. or on any principal securities exchange or other securities market on which the Common Stock is then being traded. "Applicable Percentage" shall mean 100%.

(b)                       Convertible Share Conversion Price. The conversion price as calculated outlined in 1.2(a) shall be deemed at either $0.02 per share or calculated (average closing trading price from October 1, 2017 to date of conversion x 100% = conversion price) per share whichever is greater. A copy of the trading history of the Borrower for the period October 1, 2017 to the issue date of this Convertible Promissory Note is attached as Exhibit 3 as a demonstration documentation of the calculation for establishment of the Convertible Share Conversion Price. A copy of the trading history of the Borrower for the period October 1, 2017 to the conversion date of this Convertible Promissory Note will be attached as Exhibit 4 as a supporting documentation of the authorized Convertible Share Conversion Price.

1.3 Authorized Shares.

The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note issued pursuant to the Purchase Agreement. The Borrower is required at all times to have authorized and reserved two times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Notes in effect from time to time; (the "Reserved Amount"). The Reserved Amount shall be increased from time to time in accordance with the Borrower's obligations pursuant to Section 4(g) of the Purchase Agreement. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the

(or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder/s or the custodian in whose street name such shares are to be held for the Holder/s's account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

(d)                       Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder/s of a facsimile transmission (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder/s certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) (such second business day being hereinafter referred to as the "Deadline") in accordance with the terms hereof and the Purchase Agreement (including, without limitation, in accordance with the requirements of [Section 2(g)] of the Purchase Agreement that certificates for shares of Common Stock issued on or after the effective date of the Registration Statement upon conversion of this Note shall not bear any restrictive legend).

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(e)                        Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a Notice of Conversion, the Holder/s shall be deemed to be the Holder/s of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder/s shall have given a Notice of Conversion as provided herein, the Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder/s to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the Holder/s of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder/s of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder/s in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., Tacoma, Washington time, on such date.

(f)                        Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder/s and its compliance with the provisions contained in Section 1.1 and in this Section 1.4, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder/s by crediting the account of Holder/s's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

(g)                       Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder/s's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is more than three (3) business days after the Deadline (other than a failure due to the circumstances described in Section 1.3 above, which failure shall be governed by such Section) the Borrower shall pay to the Holder/s $2,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.

1.6       Effect of Certain Events.

(a)                        Effect of Merger, Consolidation, Etc. At the option of the Holder/s, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall either: (i) be deemed to be an Event of Default (as defined in Article III) pursuant to which the Borrower shall be required to pay to the Holder/s upon the consummation of and as a condition to such transaction an amount equal to the Default Amount (as defined in Article III) or (ii) be treated pursuant to Section 1.6(b) hereof. "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b)                       Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of the Notes, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder/s of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder/s would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder/s of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not affect any transaction described in this Section 1.6(b) unless (a) it first gives, to the extent practicable, thirty (30) days prior written notice (but in any event at least fifteen (15) days prior written notice) of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder/s shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Section 1.6(b). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

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(c)                        Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to Holder/ss of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "Distribution"), then the Holder/s of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder/s with respect to the shares of Common Stock issuable upon such conversion had such Holder/s been the Holder/s of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution. Holder/s had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record Holder/s of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(f)                      Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 1.6, the Borrower, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder/s of a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the Holder/s, furnish to such Holder/s a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

1.7 Trading Market Limitations.

Unless permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is then listed or traded, in no event shall the Borrower issue upon conversion of or otherwise pursuant to this Note and the other Notes issued pursuant to the Purchase Agreement more than the maximum number of shares of Common Stock that the Borrower can issue pursuant to any rule of the principal United States securities market on which the Common Stock is then traded (the "Maximum Share Amount"), which shall be 4.99% of the total shares outstanding on the Closing Date (as defined in the Purchase Agreement), subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof.

In the event that the sum of (x) the aggregate number of shares of Common Stock issued upon conversion of this Note and the other Notes issued pursuant to the Purchase Agreement plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of this Note and the other Notes issued pursuant to the Purchase Agreement, represents at least one hundred percent (100%) of the Maximum Share Amount (the "Triggering Event"), the Borrower will use its best efforts to seek and obtain Shareholders Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Maximum Conversion Date. As used herein, "Shareholders Approval" means approval by the shareholders of the Borrower to authorize the issuance of the full number of shares of Common Stock which would be issuable upon full conversion of the then outstanding Notes but for the Maximum Share Amount.

1.8 Status as Shareholders.

Upon submission of a Notice of Conversion by a Holder/s, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder/s's allocated portion of the Reserved Amount or Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder/s's rights as a Holder/s of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder/s because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder/s has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a unpaid interest on the unpaid principal amount of this Note to the Optional Prepayment Date plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and (x) plus (z) any amounts owed to the Holder/s pursuant to Sections 1.3 and 1.4(g) hereof (the then outstanding principal amount of this Note to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the "Optional Prepayment Sum"). If the Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to the Holder/s of the Note within two (2) business days following the Optional Prepayment Date, the Borrower shall forever forfeit its right to redeem the Note pursuant to this Section 2.7.

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ARTICLE III. EVENTS OF DEFAULT

If any of the following events of default (each, an "Event of Default") shall occur:

3.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon a Trading Market Prepayment Event pursuant to Section 1.7, upon acceleration or otherwise;

3.2 Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder/s (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder/s of the conversion rights of the Holder/s in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder/s upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder/s upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) days after the Borrower shall have been notified thereof in writing by the Holder/s;

3.3 Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder/s;

3.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder/s with respect to this Note or the Purchase Agreement;

3.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower; business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

GREEN LINK INTERNATIONAL INC. (formerly: E-Debit Global Corporation)

#12, 3620 — 29th Street NE

Calgary, Alberta T1 Y 5Z8

Attn:       President

facsimile: [403.290.1266]

If to the Holder/s, to:

LAW OFFICES OF PAUL M. DON ION, PLLC TRUST ACCOUNT

1201 Pacific Avenue, Suite 600

Tacoma, WA 98402

Attn: Paul M. Donion, Attorney at Law

facsimile: [****.***.****]

4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder/s. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder/s and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder/s hereof costs of collection, including reasonable attorneys' fees.

4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Colorado without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in the state and county of Nassau. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non convenience. The Company and Holder/s waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via

10

APPENDIX "A"

NOTICE OF CONVERSION

(To be Executed by the Registered Holder/s
in order to Convert the Notes)

The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into shares of common stock, par value $0.001 per share ("Common Stock"), of E-Debit Global Corporation, a Colorado corporation (the "Borrower") according to the conditions of the convertible Notes of the Borrower dated as of __________ (the "Notes"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder/s for any conversion, except for transfer taxes, if any. A copy of each Note is attached hereto (or evidence of loss, theft or destruction thereof).

The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DWAC Transfer").

Name of DTC Prime Broker:

Account Number:

In lieu of receiving shares of Common Stock issuable pursuant to this Notice of Conversion by way of a DWAC Transfer, the undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder/s's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:

Address:

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

•	Date of Conversion:_________________________________
•	Applicable Conversion Price:_________________________
•	Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Notes:______________________________________
•	Signature:_________________________________________
•	Name:____________________________________________
•	Address:_______________________________

11

The Borrower shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Note(s) to be converted, and shall make payments pursuant to the Notes.

date	dose	volume	open	high	low
01/08/2018	0.029	37,000	N/A	0.03	0.0289
31/07/2018	0.029	75,000	0.024	0.03	0.0183
30/07/2018	0.024	97,200	0.027	0.0295	0.0101
27/07/2018	0.02	509,800	0.023	0.026	0.02
26/07/2018	0.022	15,000	0.021	0.022	0.021
25/07/2018	0.019	86,000	0.019	0.019	0.019
24/07/2018	0.018	240,941	0.0225	0.0225	0.017
23/07/2018	0.024	335,000	0.0225	0.0245	0.0204
20/07/2018	0.023	132,338	0.021	0.024	0.016
19/07/2018	0.021	266,021	0.025	0.026	0.021
18/07/2018	0.026	91,100	0.0245	0.026	0.0205
17/07/2018	0.025	80,491	0.02	0.025	0.02
16/07/2018	0.0235	132,724	0.0235	0.024	0.0217
13/07/2018	0.0209	61,202	0.0218	0.0218	0.02
12/07/2018	0.0217	271,180	0.0155	0.024	0.0155
11/07/2018	0.0229	4,000	0.0229	0.0229	0.0229
10/07/2018	0.0193	145,374	0.023	0.023	0.0177, 0.015
09/07/2018	0.023	232,248	0.0223	0.023
06/07/2018	0.0218	294,136	0.02	0.0218	0.012
05/07/2018	0.016	73,900	0.016	0.0196	0.016
03/07/2018	0.0171	91,438	0.0171	0.0171	0.015
02/07/2018	0.0171	268,763	0.017	0.0172	0.017
29/06/2018	0.0162	428,369	0.0125	0.0162	0.0125
28/06/2018	0.0107	24,100	0.0124	0.0124	0.0107
27/06/2018	0.011	38,444	0.011	0.0115	0.011
26/06/2018	0.0127	8,200	0.0127	0.0127	0.0127
25/06/2018	0.01	38,000	0.01	0.01	0.01
22/06/2018	0.0135	3,000[1]	0.0135	0.0135	0.0135
21/06/2018	0.0135	27,107	0.012	0.0135	0.012
20/06/2018	0.01	1,317,255	0.009	0.01	0.008
19/06/2018	0.009	26,665	0.01	0.01	0.009
18/06/2018	0.0125	362,044	0.0115	0.0125	0.01
15/06/2018	0.01	62,568	0.0116	0.013	0.01 0.01[1]
14/06/2018	0.0109	492,608	0.014	0.014
13/06/2018	0.0144	423,600	0.0136	0.0145	0.0127
12/06/2018	0.0135	1,166,510	0.012	0.0135	0.011
11/06/2018	0.012	183,097	0.0121	0.0142	0.0118
08/06/2018	0.0134	180,000	0.0117	0.0134	0.0117
07/06/2018	0.0132	17,306	0.0145	0.0145	0.0132
06/06/2018	0.0144	13,055	0.0145	0.0145	0.013
05/06/2018	0.0138	5,068	0.0145	0.0145	0.0138
04/06/2018	0.0145	22,834	0.0145	0.0145	0.0144
01/06/2018	0.0141	72,500	0.017	0.017. 0.015	0.0119 0.0148
31/05/2018	0.015	10,342	0.015
30/05/2018	0.0115	215,676	0.011	0.0115	0.01
29/05/2018	0.011	220,000	0.015	0.015	0.011
25/05/2018	0.0137	0	0.0137	0.0137	0.0137
24/05/2018	0.0137	0	0.0137	0.0137	0.0137
23/05/2018	0.0137	50,153	0.0123	0.0137	0.0123
22/05/2018	0.0123	1,264,822	0.0131	0.0143	0.0115
21/05/2018	0.0131	20,000	0.0131	0.0131	0.0131
18/05/2018	0.0131	0	0.0131	0.0131	0.0131
17/05/2018	0.0131	110,000	0.0147	0.0147	0.0131
16/05/2018	0.0149	422	0.0149	0.0149	0.0149
15/05/2018	0.0142	70,775	0.012	0.0165	0.0111
14/05/2018	0.0134	97,944	0.0147	0.0147	0.0101
11/05/2018	0.0125	50,000	0.0152	0.0152	0.0125, 0.0135
10/05/2018	0.0145	323,244	0.0174	0.0175
09/05/2018	0.018	32,600	0.0182	0.0182	0.018
08/05/2018	0.0183	51,028	0.017	0.0183	0.017
07/05/2018	0.017	28,439	0.0185	0.0185	0.0165
04/05/2018	0.0185	132,641	0.0185	0.0185	0.0173
03/05/2018	0.018	42,142	0.016	0.018	0.016
02/05/2018	0.014	54,385	0.017	0.019	0.014
01/05/2018	0.014	146,590	0.0172	0.0172	0.014
30/04/2018	0.0172	522,898	0.0139	0.0172	0.0139
27/04/2018	0.0149	27,181	0.0149	0.0149	0.0149
26/04/2018	0.0144	2,883	0.0144	0.0144	0.0144
25/04/2018	0.0148	0	0.0148	0.0148	0.0148
24/04/2018	0.0148	52,089	04149.	0.0149	0.0125
23/04/2018	0.0149	38,044	0.0149	0.0149	0.0149
20/04/2018	0.014	22,500	0.014	0.014	0.014

12

19/04/2018	0.0125	120,000	0.0137	0.0149	0.0123
18/04/2018	0.0149	0	0.0149	0.0149	0.0149
17/04/2018	0.0149	32,748	0.0149	0.0149	0.0149
16/04/2018	0.012	10,000	0.012	0.012	0.012
13/04/2018	0.0149	0	0.0149	0.0149	0.0149
12/04/2018	0.0149	33,083	0.0149	0.0149	0.0149
11/04/2018	0.012	0	0.012	0.012	0.012
10/04/2018	0.012	27,100	0.0125	0.0125	0.012
09/04/2018	0.0125	10,000	0.0125	0.0125	0.0125
06/04/2018	0.014	86,949	0.013	0.014	0.013
05/04/2018	0.013	39,766	0.0124	0.013	0.0124
04/04/2018	0.0122	226,765	0.014	0.014	0.0122
03/04/2018	0.015	9,361	0.0148	0.015	0.0148
02/04/2018	0.0147	144,643	0.0146	0.0147	0.0145
29/03/2018	0.0145	1,106	0.0146	0.0146	0.0145
28/03/2018	0.0146	140,741	0.01.33	0.0146	0.0133
27/03/2018	0.0142	502,400	0.014	0.0146	0.014
26/03/2018	0.0115	1,250	0.0115	0.0115	0.0115
23/03/2018	0.0119	457,844	0.0125	0.0125	0.011
22/03/2018	0.0147	331,138	0.0135	0.0147	0.01
21/03/2018	0.0135	83,589	0.01	0.0135	0.01
20/03/2018	0.0063	143,800	0.0061	0.0063	0.0061
19/03/2018	0.01	71,639	0.01	0.01	0.01
16/03/2018	0.01	16,800	0.01	0.01	0.01
15/03/2018	0.01	260,300	0.014	0.014	0.005
14/03/2018	0.01	35,096	0.0096	0.01	0.0096
13/03/2018	0.01	1,000	0.01	0.01	0.01
12/03/2018	0.01	60,000	0.0095	0.01	0.0095
09/03/2018	0.01	43,201	0.0147	0.0147	0.01
08/03/2018	0.0105	69,431	0.01	0.0105	0.01
07/03/2018	0.0095	5,000	0.0095	0.0095	0.0095
06/03/2018	0.0147	800	0.0147	0.0147	0.0147
05/03/2018	0.011	33,500	0.0147	0.0147	0.01
02/03/2018	0.0147	7,455	0.0147	0.0147	0.0147
01/03/2018	0.0099	50,000	0.0099	0.0099	0.0099
28/02/2018	0.01	80,000	0.01	0.01	0.01
27/02/2018	0.01	46,250	0.01	0.01	0.0098
26/02/2018	0.0098	0	0.0098	0.0098	0.0098
23/02/2018	0.0098	20,000	0.0098	0.0098	0.0098
22/02/2018	0.01	56,150	0.01	0.011	0.01
21/02/2018	0.0095	345,000	0.01	0.011	0.0095
20/02/2018	0.0137	110,000	0.0145	0.0145	0.0135
16/02/2018	0.0155	365,684	0.015	0.0172	0.0101
15/02/2018	0.0102	72,990	0.0149	0.0154	0.0102
14/02/2018	0.015	139,998	0.0149	0.015	0.0071
13/02/2018	0.011	11,182	0.0147	0.0147	0.011
12/02/2018	0.012	60,326	0.012	0.012	0.012
09/02/2018	0.0126	511,000	0.0126	0.0127	0.0126
08/02/2018	0.0138	0	0.0138	0.0138	0.0138
07/02/2018	0.0138	1,000	0.0138	0.0138	0.0138
06/02/2018	0.011	618,647	0.013	0.013	0.011
05/02/2018	0.0167	64,000	0.0167	0.0167	0.0125
02/02/2018	0.0125	3,600	0.0125	0.0125	0.0125
01/02/2018	0.0125	159,900	0.0125	0.0149	0.0125
31/01/2018	0.0168	0	0.0168	0.0168	0.0168
30/034018	0.0168	60,000	0.015	0.0168	0.011
29/01/2018	0.015	298,000	0.015	0.0159	0.015
26/01/2018	0.013	36,384	0.015	0.015	0.013
25/01/2018	0.013	0	0.013	0.03.3	0.013
24/01/2018	0.013	99,030	0.014	0.014	0.013
23/01/2018	0.0136	145,000	0.0135	0.0136	0.0135
22/01/2018	0.014	31,167	0.014	0.014	0.013
19/01/2018	0.014	3,333	0.014	0.014	0.014
18/01/2018	0.014	37,000	0.012	0.014	0.012
17/01/2018	0.012	256,500	0.0131	0.0131	0.012
16/01/2018	0.0149	69,500	0.0131	0.0149	0.0131
12/01/2018	0.0131	10,000	0.0131	0.0131	0.0131
11/01/2018	0.0149	50,000	0.0149	0.0149	0.0149
10/01/2018	0.013	0	0.013	0.013	0.01.3
09/01/2018	0.013	1.0,700	0.014	0.014	0.013
08/01/2018	0.01	0	0.01	0.01	0.01
05/01/2018	0.01	28,519	0.015	0.0167	0.01
04/01/2018	0.015	205,897	0.01	0.015	0.01

13

03/01/2018	0.015	217,985	0.014	0.016	0.01
02/01/2018	0.015	891,496	0.016	0.016	0.015
29/12/2017	0.0155	310,679	0.0158	0.0159	0.0155
28/12/2017	0.015	282,114	0.015	0.0158	0.015
27/12/2017	0.015	18,000	0.015	0.015	0.015
26/12/2017	0.014	150,000	0.014	0.014	0.014
22/12/2017	0.0153	63,480	0.0154	0.0158	0.015
21/12/2017	0.016	2,045,412	0.011	0.0167	0.011
20/12/2017	0.0132	576,509	0.0175	0.0176	0.0132
19/12/2017	0.0135	317,195	0.0125	0.0188	0.0116
18/12/2017	0.0131	689,438	0.0132	0.0132	0.01
15/12/2017	0.01	88,428	0.0134	0.0134	0.01
14/12/2017	0.014	2,000	0.01	0.014	0.01
13/12/2017	0.011	392,896	0.015	0.0155	0.008
12/12/2017	0.014	375,745	0.0129	0.016	0.01
11/12/2017	0.0125	84,200	0.012	0.0129	0.012
08/12/2017	0.0099	150,789	0.0106	0.0118	0.0099
07/12/2017	0.0107	98,900	0.0104	0.0107	0.0104
06/12/2017	0.009	291,591	0.0086	0.009	0.0086
05/12/2017	0.009	231,685	0.01	0.01	0.009
04/12/2017	0.0098	148,126	0.009	0.01	0.009
01/12/2017	0.0081	1,114,293	0.0082	0.0084	0.007
30/11/2017	0.008	440,188	0.009	0.0097	0.008
29/11/2017	0.01	552,900	0.01	0.0106	0.009
28/11/2017	0.0095	565,200	0.01	0.0108	0.0092
27/11/2017	0.01	667,038	0.01	0.0108	0.01
24/11/2017	0.01	164,800	0.009	0.0109	0.009
22/11/2017	0.01	116,495	0.0099	0.01	0.0095
21/11/2017	0.0095	760,950	0.009	0.01	0.0078
20/11/2017	0.009	734,296	0.007	0.01	0.007
17/11/2017	0.006	389,951	0.007	0.0078	0.006
16/11/2017	0.0063	162,000	0.007	0.007	0.0055
15/11/2017	0.007	172,000	0.0065	0.007	0.0065
14/11/2017	0.007	41,000	0.0069	0.007	0.0069
13/11/2017	0.007	870,000	0.0075	0.0075	0.006
10/11/2017	0.005	0	0.005	0.005	0.005
09/11/2017	0.005	605,079	0.008	0.008	0.005
08/11/2017	0.008	15,500	0.005	0.008	0.005
07/11/2017	0.0065	10,000	0.0065	0.0065	0.0065
06/11/2017	0.006	409,330	0.007	0.0071	0.005
03/11/2017	0.0071	4,336,910	0.0079	0.0106	0.007
02/11/2017	0.007	166,000	0.007	0.0071	0.007
01/11/2017	0.007	232,500	0.007	0.007	0.007
31/10/2017	0.007	549,000	0.0075	0.0075	0.007
30/10/2017	0.007	1,005,667	0.007	0.008	0.007
27/10/2017	0.007	0	0.007	0.007	0.007
26/10/2017	0.007	29,000	0.007	0.007	0.007
25/10/2017	0.006	513,668	0.006	0.006	0.006
24/10/2017	0.006	50,000	0.006	0.006	0.006
23/10/2017	0.006	0	0.006	0.006	0.006
20/10/2017	0.006	187,855	0.006	0.0072	0.005
19/10/2017	0.0072	171,000	0.0064	0.0072	0.0064
18/10/2017	0.0073	0	0.0073	0.0073	0.0073
17/10/2017	0.0073	0	0.0073	0.0073	0.0073
16/10/2017	0.0073	134,571	0.0069	0.0073	0.0059
13/10/2017	0.0073	150,000	0.0061	0.0075	0.0061
12/10/2017	0.0061	0	0.0061	0.0061	0.0061
11/10/2017	0.0061	273,800	0.0043	0.0061	0.0043
10/10/2017	0.0061	3,035	0.0061	0.0061	0.0061
09/10/2017	0.0045	140,346	0.0045	0.0045	0.0045
06/10/2017	0.0061	0	0.0061	0.0061	0.0061
05/10/2017	0.0061	135,000	0.0056	0.0061	0.0041
04/10/2017	0.0062	215,000	0.0046	0.007	0.0046
03/10/2017	0.005	29,285	0.0049	0.005	0.0049
02/10/2017	0.0045	365,000	0.0045	0.0045	0.0045
date	close	volume	open	high	low

14

HISTORIC TRADING - October 1, 2017 to July 1, 2018

GREEN LINK INTERNATIONAL INC.

(Formerly: E-Debit Global Corporation)

Average Closing Price $0.0127
Average Trading Volume 204,803

15

Exhibit 5

APPENDIX "A"

NOTICE OF CONVERSION

{To be Executed by the Registered Holder/s in order to Convert the Notes)

The undersigned hereby irrevocably elects to convert $1,038,125.00 principal amount of the Note (defined below) into shares of common stock, par value $0.001 per share ("Common Stock"), of E-Debit Global Corporation, a Colorado corporation (the "Borrower") according to the conditions of the convertible Notes of the Borrower dated as of August 10, 2018 (the "Notes"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer truces payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder/s for any conversion, except for transfer truces, if any. A copy of each Note is attached hereto (or evidence of loss, theft or destruction thereof).

The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("OWAC Transfer").

Name of DTC Prime Broker:

Account Number:

In lieu of receiving shares of Common Stock issuable pursuant to this Notice of Conversion by way of a DWAC Transfer, the undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder/s's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:

Address:

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

•      Date of Conversion: August 10, 2018

•      Applicable Conversion Price: $0.02

•      Number of Shares of Common Stock to be Issued Pursuant to

•      Conversion of Notes: 51,906,250

Signature:

Name:

•                            Law Offices of Paul M. Donion

Address:

•                                  1201 Pacific Ave, Suite 600, Tacoma, WA 98402

The Borrower shall issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Note(s) to be converted, and shall make payments pursuant to the Notes.

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Exhibit 6

ACTION BY UNANIMOUS WRITTEN CONSENT OF THE
BOARD OF DIRECTORS OF GREEN LINK INTERNATIONAL INC.

The undersigned, constituting the Board of Directors of GREEN LINK INTERNATIONAL Inc., a Colorado Corporation, (the "Company" arid/or "Green Link') does hereby consent to, approve, adopt and take the following actions as of this 13th day of August, 2018, at a duly called and attended meeting of the Board of Directors the following resolutions:

WHEREAS, the Company secured advances via a Promissory Note with an Effective Date of October 1, 2017 in the Amount of $350,000 (Exhibit 1) and a Promissory Note with an Effective Date of January 1, 2017 in the Amount of $685,000 (Exhibit 2) with the Law Offices of Paul M. Donion, PLLC Trust Account to finance the purchase of Assets of AGH WA, LLC and to support related administrative costs by it or one of its subsidiaries.

AND WHEREAS, the Board of Directors on August 1, 2018 authorized the granting of a Convertible Promissory Note (Exhibit 3) with the option to convert all of any part of the outstanding and unpaid principal amount of the Notes into fully paid and non-assessable shares of Green Link International Inc. (a copy of the Company's issued Convertible Promissory Note is attached as Exhibit 4).

AND WHEREAS, the Company on August 10, 2018 received Notice of Conversion (Exhibit 5) related to the issued Convertible note from the Law Offices of Paul M. Donion, PLLC Trust Account.

NOW THEREFORE BE IT:

RESOLVED, the Board of Directors approves the acceptance of the Notice of Conversion of the Convertible Promissory Note for the amount of One Million, Thirty-eight Thousand and One Hundred and Twenty-five ($1,038,125) dollars to be converted to Fifty-one Million Nine Hundred and Six Thousand Two Hundred and Fifty (51,906,250) common shares as full payment of the Convertible Promissory Note (Exhibit 4).

RESOLVED, the Board of Directors authorizes the Management of the Company to enact and comply with any of the provisions set out in the Convertible Promissory Note identified as Exhibit 4 and further authorizes the Company's transfer agent to take any action necessary to affect any of the actions set out in the Convertible Promissory Noted identified as Exhibit 4.

RESOLVED, this resolution is to be entered into the records of the company.

The undersigned, being all of the Directors of the Company, hereby consent to and adopt the foregoing.

Dated: August 13, 2018

/s/ Douglas Mac Donald	/s/ Jake George
Douglas Mac Donald (Director)	Jake George (Director)

/s/ Judy Campbell	/s/ Brendan McKenna
Judy Campbell (Director	Brendan McKenna (Director)

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GREEN LINK INTERNATIONAL INC.

ACTION BY UNANIMOUS WRITTEN CONSENT OF THE
BOARD OF DIRECTORS OF GREEN LINK INTERNATIONAL INC.

The undersigned, constituting the Board of Directors of GREEN LINK INTERNATIONAL Inc., a Colorado Corporation, (the "Company" arid/or "Green Link') does hereby consent to, approve, adopt and take the following actions as of this 13th day of August, 2018, at a duly called and attended meeting of the Board of Directors the following resolutions:

WHEREAS, the Company secured advances via a Promissory Note with an Effective Date of October 1, 2017 in the Amount of $350,000 (Exhibit 1) and a Promissory Note with an Effective Date of January 1, 2018 in the Amount of $685,000 (Exhibit 2) with the Law Offices of Paul M. Donion, PLLC Trust Account to finance the purchase of Assets of AGH WA, LLC and to support related administrative costs by it or one of its subsidiaries.

AND WHEREAS, the Board of Directors on August 1, 2018 authorized the granting of a Convertible Promissory Note (Exhibit 3) with the option to convert all of any part of the outstanding and unpaid principal amount of the Notes into fully paid and non-assessable shares of Green Link International Inc. (a copy of the Company's issued Convertible Promissory Note is attached as Exhibit 4).

AND WHEREAS, the Company on August 10, 2018 received Notice of Conversion (Exhibit 5) related to the issued Convertible note from the Law Offices of Paul M. Donion, PLLC Trust Account.

NOW THEREFORE BE IT:

RESOLVED, the Board of Directors approves the acceptance of the Notice of Conversion of the Convertible Promissory Note for the amount of One Million, Thirty-eight Thousand and One Hundred and Twenty-five ($1,038,125) dollars to be converted to Fifty-one Million Nine Hundred and Six Thousand Two Hundred and Fifty (51,906,250) common shares as full payment of the Convertible Promissory Note (Exhibit 4).

RESOLVED, the Board of Directors authorizes the Management of the Company to enact and comply with any of the provisions set out in the Convertible Promissory Note identified as Exhibit 4 and further authorizes the Company's transfer agent to take any action necessary to affect any of the actions set out in the Convertible Promissory Noted identified as Exhibit 4.

RESOLVED, this resolution is to be entered into the records of the company.

The undersigned, being all of the Directors of the Company, hereby consent to and adopt the foregoing.

Dated: August 13, 2018

/s/ Douglas Mac Donald	/s/ Jake George
Douglas Mac Donald (Director)	Jake George (Director)

/s/ Judy Campbell	/s/ Brendan McKenna
Judy Campbell (Director	Brendan McKenna (Director)

)

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